Exhibit 10.24
SECOND AMENDMENT TO
CREDIT AGREEMENT
          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is entered into as of the 10th day of June, 2008, by and among WILLIAMS PRODUCTION RMT COMPANY (the “Counterparty”), WILLIAMS PRODUCTION COMPANY, LLC (the “Guarantor”), CITIBANK, N.A., as administrative agent (the “Administrative Agent”), CITIGROUP ENERGY INC., as computation agent (the “Computation Agent”, CALYON NEW YORK BRANCH, as collateral agent (the “Collateral Agent”) and PV determination agent (the “PV Determination Agent”, and together with the Administrative Agent, the Computation Agent and the Collateral Agent, the “Agents”), and the BANKS.
Preliminary Statement
          WHEREAS, the Counterparty, the Guarantor, the Agents and the Banks, are parties to that certain Credit Agreement dated as of February 23, 2007, as amended by the First Amendment to Credit Agreement dated as of March 30, 2007 among the Counterparty, the Guarantor, the Agents and various Banks (“Credit Agreement”) and
          WHEREAS, the Counterparty and the Guarantor have requested that the Banks and the Agents modify the Credit Agreement and change certain terms thereof, and the Agents and the Banks have agreed to do so; and
          WHEREAS, the Counterparty, the Guarantor, the Agents and the Banks wish to execute this Second Amendment to evidence such agreement.
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Counterparty, the Guarantor, the Agents and the Banks hereby agree as follows (all capitalized terms used herein and not otherwise defined herein shall have the meanings as defined in the Credit Agreement):
     Section 1. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Termination Date” to read in its entirety as follows:
     “Termination Date” means December 31, 2013.
     Section 1.1 of the Credit Agreement is hereby further amended by adding, in appropriate alphabetical order, definitions of “Applicable Exposure Fee Rate and “Second Amendment Effective Date” reading in their entireties as follows:

     “Applicable Exposure Fee Rate” means, for any day, the rate per annum set forth in the following table for the ratings, applicable on such day, by S&P and Moody’s of the senior unsecured Dollar-denominated long-term debt of TWC:

Applicable
Ratings	Exposure Fee Rate
BBB or better by S&P and Baa2 or better by Moody’s	0.25% per annum

BBB- or better by S&P and Baa3 or better by Moody’s, if the circumstances set forth above for an Applicable Exposure Fee Rate of 0.25% do not apply	0.35% per annum

Either (1) BBB- or better by S&P and Bal by Moody’s, or (2) BB+ by S&P and Baa3 or better by Moody’s	0.425% per annum

Any circumstance not covered above in this table (including the senior unsecured Dollar-denominated long-term debt of TWC not being rated by S&P or not being rated by Moody’s)	0.625% per annum
The applicable ratings as of the Second Amendment Effective Date by S&P and Moody’s of the senior unsecured Dollar-denominated long-term debt of TWC are BB+ and Baa3, respectively. Thereafter, the applicable ratings by S&P and Moody’s of such debt shall be those ratings of such debt in effect from time to time as contemplated by Section 1.5. The Applicable Exposure Fee Rate shall change when and as any relevant change occurs in the rating by S&P or Moody’s of the senior unsecured Dollar-denominated long-term debt of TWC.
     “Second Amendment Effective Date” shall have the meaning set forth in the Second Amendment to Credit Agreement dated as of June 10, 2008 among the Counterparty, the Guarantor, Citibank, N.A., Calyon and others.
     Section 2. Amendment to Section 2.4(b). Section 2.4(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
          (b) Exposure Fees. The Counterparty agrees to pay to each Bank, for each day, an exposure fee (an “Exposure Fee”) in an amount equal to the product of (i) the amount obtained by dividing (x) the per annum Applicable Exposure Fee Rate for such day by (y) the actual number of days in the year in which such day occurs (365 or 366), times (ii) the net MTM Exposure for such day for all Qualifying Hedges to which such Bank is a party (excluding in the computation of any Exposure Fee, those days on which the net MTM Exposure for all Qualifying Hedges to which such Bank is a party is negative). All Exposure Fees owed to any Bank will be computed by such Bank based on the reports substantially in the form of Exhibit H furnished by the Computation Agent pursuant to Section 7.1 and the respective applicable ratings by S&P and Moody’s of the senior unsecured Dollar-denominated long-term debt of TWC as those ratings are determined in accordance with the definition herein of Applicable Exposure Fee Rate. Each Bank shall submit an invoice to the Counterparty supporting its computation of any Exposure Fees owed to such Bank with respect to each Fiscal Quarter that has elapsed and, if the Termination Date has occurred, with respect to the period from the most recent date through which its Exposure Fees have been invoiced (or the Effective Date, if Exposure Fees have not previously been invoiced by it) through the Termination Date. The Exposure Fee for each Bank will be payable in arrears directly to such Bank within ten Business Days following the receipt of each such invoice.
     Section 3. Amendment to Section 5.1. Section 5.1(b) of the Credit Agreement is hereby amended (a) by replacing the clause “Furnish to the Administrative Agent (in the case of clauses (i) through (ix) and clause (xii) of this Section 5.1(b)),” with the clause “Furnish to the Administrative Agent (in the case of clauses (i) through (ix) and clauses (xii) and (xiv) of this Section 5.1(b)),”; (b) by deleting the word “and” at the end of clause (xii) thereof (c) by changing the period at the end of clause (xiii) thereof to “; and”; and (d) by adding, immediately after such clause (xiii), a new clause (xiv) thereto reading in its entirety as follows:
          (xiv) promptly after any change in, or withdrawal or termination of, the rating of any senior unsecured Dollar-denominated long-term debt of TWC by S&P or Moody’s, notice thereof.
     Section 4. Representations True; No Default. Each of the Counterparty and the Guarantor represents and warrants that:
(i)	this Second Amendment has been duly authorized, executed and delivered on its behalf; the Credit Agreement, as amended hereby, together with the other Credit Documents to which it is a party, constitute the legal, valid and binding obligation of the Counterparty or the Guarantor, as applicable, enforceable against the Counterparty or Guarantor, as applicable, in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;

(ii)	the representations and warranties of the Counterparty and the Guarantor contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date); and

(iii)	after giving effect to this Second Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     Section 5. Expenses, Additional Information. The Counterparty shall pay to each Agent all reasonable expenses incurred by such Agent in connection with the execution of this Second Amendment, including all reasonable expenses incurred in connection with any previous negotiation and credit documentation.
     Section 6. Effectiveness. This Second Amendment shall become effective on the date (the “Second Amendment Closing Date”) when, and only when, the Administrative Agent notifies the Counterparty that the Administrative Agent (or its counsel) has received from each party hereto either (i) a counterpart of this Second Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Second Amendment) that such party has signed a counterpart of this Second Amendment, which notice shall be conclusive and binding. To, but excluding, the Second Amendment Closing Date, Exposure Fees shall be computed in accordance with the Credit Agreement (but in making such computation for each Bank, the net MTM Exposure for all Qualifying Hedges to which such Bank is a party shall be deemed to be zero for all days following and including the Second Amendment Closing Date). On and after the Second Amendment Closing Date, Exposure Fees shall be computed in accordance with the Credit Agreement as amended by this Second Amendment.
     Section 7. Post-Closing Requirements. Within 14 days of the Second Amendment Closing Date, the Counterparty and the Guarantor shall deliver to the Agents and the Banks:
          (a) a certificate of an authorized officer of the Counterparty and the Guarantor, as applicable, dated as of the Second Amendment Closing Date certifying (i) that the resolutions delivered to the Banks and the Agents on the effective date of the Credit Agreement have not been amended, modified, revoked or rescinded as of the Second Amendment Closing Date, (ii) that the applicable organizational documents of the Counterparty and the Guarantor have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (iii) as to the incumbency and signature of the officers of the Counterparty and the Guarantor executing this Second Amendment; and
          (b) a certificate of an officer of each of the Counterparty and the Guarantor dated as of the Second Amendment Closing Date certifying that each of the representations and warranties made by the Counterparty or the Guarantor, as applicable, in Section 4 hereof is true and correct, and that no Default or Event of Default has occurred and is continuing.
     Section 8. Miscellaneous Provisions.
          (a) From and after the execution and delivery of this Second Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.
          (b) The Credit Agreement and this Second Amendment shall be read and construed as one and the same instrument.
          (c) Any reference in any of the Credit Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Second Amendment.

          (d) This Second Amendment shall be construed in accordance with and governed by the laws of the State of New York.
          (e) This Second Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
          (f) The headings herein shall be accorded no significance in interpreting this Second Amendment.
     Section 9. Binding Effect. This Second Amendment shall be binding upon and inure to the benefit of the Counterparty, the Guarantor, the Banks and the Agents and their respective successors and assigns, except that the Counterparty and the Guarantor shall not have the right to assign their rights hereunder or any interest herein.
     Section 10. Reaffirmation of Guaranty. The Guarantor consents to the execution and delivery by the Counterparty of this Second Amendment and ratifies and confirms the terms of the guaranty contained in Article IX of the Credit Agreement with respect to the Obligations. The Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Obligations or any other obligation of the Counterparty, or any actions now or hereafter taken by the Banks with respect to any obligation of the Counterparty, the guaranty contained in Article IX of the Credit Agreement (i) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment of the Obligations to the extent and as provided therein, and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein shall release, discharge, modify, change or affect the original liability of the Guarantor under the guaranty contained in Article IX of the Credit Agreement.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective duly authorized officers as of the 18th day of June, 2008, to be effective as of the Second Amendment Closing Date.

COUNTERPARTY: WILLIAMS PRODUCTION RMT COMPANY
By:	/s/ Rodney J. Sailor
	Name:	Rodney J. Sailor
	Title:	Treasurer

GUARANTOR: WILLIAMS PRODUCTION COMPANY, LLC
By:	/s/ Rodney J. Sailor
	Name:	Rodney J. Sailor
	Title:	Treasurer

Signature Page to Second Amendment to Credit Agreement

AGENTS: CITIBANK, N.A., as Administrative Agent
By:	/s/ Todd Mogil
	Name:	Todd Mogil
	Title:	Vice President

CITIGROUP ENERGY INC., as Computation Agent
By:
Name:
Title:

CALYON NEW YORK BRANCH, as Collateral Agent and as PV Determination Agent
By:
Name:
Title:

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement

AGENTS: CITIBANK, N.A., as Administrative Agent
By:
	Name:	Todd Mogil
	Title:	Vice President

CITIGROUP ENERGY INC., as Computation Agent
By:	/s/ Stuart W. Staley
	Name:	Stuart W. Staley
	Title:	Managing Director

CALYON NEW YORK BRANCH, as Collateral Agent and as PV Determination Agent
By:
Name:
Title:

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement

AGENTS: CITIBANK, N.A., as Administrative Agent
By:
Name:
Title:

CITIGROUP ENERGY INC., as Computation Agent
By:
Name:
Title:

CALYON NEW YORK BRANCH, as Collateral Agent and as PV Determination Agent
By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

Signature Page to Second Amendment to Credit Agreement

BANKS: CITIBANK, N.A.
By:	/s/ Todd Mogil
	Name:	Todd Mogil
	Title:	Vice President

CALYON
By:
Name:
Title:

By:
Name:
Title:

BARCLAYS BANK PLC
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:
Signature Page to Second Amendment to Credit Agreement

BANKS: CITIBANK, N.A.
By:
Name:
Title:

CALYON NEW YORK BRANCH
By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

BARCLAYS BANK PLC
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:
Signature Page to Second Amendment to Credit Agreement

BANKS: CITIBANK, N.A.
By:
Name:
Title:

CALYON
By:
Name:
Title:

By:
Name:
Title:

BARCLAYS BANK PLC
By:	/s/ Scott Connelly
	Name:	Scott Connelly
	Title:	Managing Director

BNP PARIBAS
By:
Name:
Title:
Signature Page to Second Amendment to Credit Agreement

BNP PARIBAS
By:	/s/ Larry Robinson
	Name:	Larry Robinson
	Title:	Director

By:	/s/ Mark Cox
	Name:	Mark Cox
	Title:	Managing Director
Signature Page to Second Amendment to Credit Agreement

CREDIT SUISSE ENERGY LLC
By:	/s/ Marisa Scauzillo
	Name:	Marisa Scauzillo
	Title:	Authorized Signatory

MORGAN STANLEY CAPITAL GROUP INC.
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:
Signature Page to Second Amendment to Credit Agreement

CREDIT SUISSE ENERGY LLC
By:
Name:
Title:

MORGAN STANLEY CAPITAL GROUP INC.
By:	/s/ Robert P. Kinney
	Name:	Robert P. Kinney
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:
Signature Page to Second Amendment to Credit Agreement

CREDIT SUISSE ENERGY LLC
By:
Name:
Title:

MORGAN STANLEY CAPITAL GROUP INC.
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Brian Smith
	Name:	Brian Smith
	Title:	Senior Vice President
Signature Page to Second Amendment to Credit Agreement